UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2025

Stonepeak-Plus Infrastructure Fund LP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56711	33-1582934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards	10001
550 W 34th Street, 48th Floor New York, NY (Address of Principal Executive Offices)	(Zip Code)

(212) 907-5100
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On July 1, 2025, Stonepeak-Plus Infrastructure Fund LP (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $18,410,000.(1) The following table provides details on the Units sold by the Fund (rounding to the nearest whole number):
	Number of Units Sold(2)	Aggregate Consideration
Class A-1a	638,174	$17,960,000
Class I-1	15,786	$450,000

(1)
The Fund invests generally alongside another vehicle that is managed by Stonepeak-Plus Infrastructure Fund Advisors LLC, its investment advisor (the “Investment Advisor”), is organized outside of the United States, and has substantially similar investment objectives and strategies with the Fund (the Fund and such other vehicle, together, “SP+ INFRA”).

(2)
The number of Units sold by the Fund was finalized on July 28, 2025, following the calculation of the Fund’s transactional net asset value (“Transactional NAV”) per Unit for each class of the Fund as of June 30, 2025. The purchase price for Class A-1a Units of the Fund as of July 1, 2025 is the Transactional NAV per Unit for such class as of June 30, 2025. The purchase price for Class I-1 Units of the Fund as of July 1, 2025 is the Transactional NAV per Unit for Class X as of June 30, 2025. See Item 8.01 below for more information on the Fund’s Transactional NAV.

The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder. Class A-1a Units and Class I-1 Units were sold to third-party investors, including through Stonepeak-Plus Infrastructure Fund (TE) LP, a Delaware limited partnership, for certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors.

On July 1, 2025, SP+ INFRA (inclusive of the Fund) sold interests for aggregate consideration of approximately $45,503,764. Since inception on May 2, 2025, through the date of filing of this Current Report on Form 8-K, SP+ INFRA (inclusive of the Fund) has sold interests for aggregate cash consideration of approximately $482,427,635 as part of its continuous private offering.

Item 8.01.	Other Events.

Transactional Net Asset Value

The Transactional NAV per Unit for each class of the Fund as of June 30, 2025, is as follows:
Transactional NAV as of June 30, 2025
Class A-1a	$28.14
Class A-1b	$28.15
Class A-1c	$28.15
Class F-1	$28.15
Class X	$28.51

As of June 30, 2025, no Class D-1, Class D-2, Class I-1, Class I-2, Class S-1, Class S-2, Class F-2, Class F-3 or Class F-4 Units were outstanding.

The Fund calculates Transactional NAV for purposes of establishing the price at which transactions in the Fund’s Units are made. A description of the Fund’s valuation process was included under “Item 9. Market Price of and Dividends on the Registrant’s Common Equity and Related Unitholder Matters” of the Fund’s Registration Statement on Form 10 filed on January 31, 2025. Transactional NAV is based on the month-end values of the Fund’s investments, the addition of the value of any other assets (such as cash on hand), and the deduction of the Fund’s liabilities, including certain fees and expenses, in accordance with the Fund’s valuation policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEPEAK-PLUS INFRASTRUCTURE FUND LP

By:	/s/ Cyrus Gentry
	Name:	Cyrus Gentry
	Title:	Chief Executive Officer
Date: August 1, 2025

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